Net (Loss) Income Per Share	6 Months Ended
Jun. 30, 2021
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]	Net Loss per Share
Basic net loss per share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period. Preferred shares, outstanding common share purchase warrants, outstanding options and convertible debt are considered common stock equivalents and are only included in the calculation of diluted earnings per common share when net income is reported and their effect is dilutive.
Anti-dilutive common share equivalents excluded from the computation of diluted net loss per share were as follows:

	Three and Six Months Ended June 30,
	2021	2020
Preferred shares issued and outstanding	6,858,079	9,687,778
Common share purchase warrants	1,519,564	3,101,182
Options outstanding	101,175	100,550
Convertible debt	—	625,240